Exhibit 10.6

                     HUMPHREY HOSPITALITY LMITED PARTNERSHIP
                  THIRD AMENDMENT TO FIRST AMENDED AND RESTATED
                         AGREEMENT OF LIMITED PARTNERSHP


         THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") is made as of the _____ day of ______________, 1997, by and among Humphrey Hospitality Reit Trust, a Maryland real estate investment trust, as General Partner (the "General Partner"), and James I Humphrey, Jr., Humphrey Associates, Inc., a Maryland corporation and Farmville Lodging Associates, LLC, a Maryland limited liability company, as Limited Partners (the "Limited Partners").

         WHEREAS, Humphrey Hospitality Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Virginia upon the filing of its Certificate of Limited Partnership with the Virginia State Corporation Commission on August 29, 1994, and is governed by a First Amended and Restated Agreement of Limited Partnership, dated November 29, 1994, as amended by a First Amendment dated July 20, 1995 and a Second Amendment dated March 13, 1997 (collectively, the "Partnership Agreement").

         WHEREAS, Humphrey Hospitality Trust, Inc., a Virginia corporation ("HHTI") was originally the general partner of the Partnership and by virtue of the Second Amendment withdrew from the Partnership and the General Partner, a wholly-owned subsidiary of HHTI, became the general partner of the Partnership; and

         WHEREAS, as a result of the withdrawal of HHTI and the admission of the General Partner, certain clarifying changes to the Partnership Agreement are necessary.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Amendments to Agreement.

                  (a) The definition of "Administrative Expenses" is hereby amended to add the words "and HHTI" after the words "General Partner" each time they appear.

                  (b) The definition of "Cash Amount" is hereby amended to substitute the word "HHTI" for the words "the General Partner" each time they appear.

                  (c) The definition of "General Partner" is amended to substitute "Humphrey Hospitality Reit Trust" for the words "Humphrey Hospitality Trust, Inc."

                  (d) The definition of "Offering" is hereby amended to substitute the word "HHTI" for the words "the General Partner" each time they appear.

                  (e) The definition of "Prospectus" is hereby amended to substitute the word "HHTI's" for the words "the General Partner's".

                  (f) The definition of "Redemption Amount" is hereby amended to substitute the word "HHTI" for the words "the General Partner".

                  (g) The definition of "REIT Expenses" is hereby amended to substitute the word "HHTI" for the words "the General Partner" each time they appear.

                  (h) The definition of "REIT Shares Amount" is hereby amended to substitute the word "HHTI" for the words "the General Partner".

                  (i) The definition of "Specified Redemption Date" is hereby amended to substitute the word "HHTI" for the words "the General Partner".

                  (j) Section 2.03(a) is hereby amended to substitute the words "Humphrey Hospitality Reit Trust" for the words "Humphrey Hospitality Trust, Inc." each time they appear.

                  (k) Article III is hereby amended to substitute the word "HHTI" for the words "the General Partner" each time they appear in the first sentence thereof.

                  (l) Section 4.02(a)(i)(1) is hereby amended to substitute the word "HHTI" for the words "the General Partner" in the second line and in the last line thereof.

                  (m) Section 4.02(a)(ii) is hereby amended and restated in its entirety as follows:

                           (ii) Upon Issuance of New Securities. After the
                  initial public offering for HHTI (the "Initial Offering"), HHTI shall not issue any additional REIT shares (other than REIT shares issued in connection with a redemption pursuant to
                  Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT shares (collectively, "New Securities") other than to all holders of REIT shares, unless
                  (A) the General Partner shall cause the Partnership to issue to the General Partner, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities, and (B) HHTI contributes to the General Partner and the General Partner contributes to the Partnership the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities to the Partnership; provided, however, that HHTI is allowed to issue New Securities in connection with an acquisition of property to be held directly by HHTI, but if and only if such direct acquisition and issuance of New Securities have been approved and determined to be in the best interests of HHTI, the General Partner and the Partnership by a majority of the directors of HHTI, which majority includes a majority of the Independent Directors (as defined in the prospectus for the Initial Offering). Without limiting the foregoing, HHTI is expressly authorized to issue New Securities for less than fair market value and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) HHTI concludes in good faith that such issuance is in the best interests of HHTI, the General Partner and the Partnership (for example, and not by way of limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee stock purchase plan providing for employee purchases of REIT shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise), and (y) HHTI contributes to the General Partner and the General Partner contributes to the Partnership all proceeds from such issuance. By way of example, in the event HHTI issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the General Partner for contribution to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of
                  (A) the number of such REIT Shares issued by HHTI, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is one hundred percent (100%), and the denominator of which is the Conversion Factor in effect on the date of such contribution.

                  (n) Section 4.02(b) is amended to add the words "HHTI shall contribute to the General Partner and" before the words "the General Partner" in line 2 thereof.

                  (o) Section 4.03 is hereby amended by deleting the last sentence thereof.

                  (p) Section 6.04(d) is hereby amended to substitute the word "HHTI" for the words "the General Partner" in clauses (i) and (ii) thereof.

                  (q) Section 6.06(b) is hereby amended to substitute the word "HHTI" for the words "the General Partner" in lines 1, 4, and 8 thereof.

                  (r) Section 6.09 is hereby amended to add the words "and HHTI" after the words "the General Partner" each time they appear. Section 6.09 is further amended to substitute the word "Directors" for the word "Trustees".

                  (s) Section 7.01(c) is hereby amended to add the words "and HHTI" after the words "the General Partner" in line 2 thereof.

                  (t) The first sentence of Section 7.01(d) is hereby amended and restated in its entirety as follows:

                  Notwithstanding Section 7.01(c), HHTI may merge into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Surviving Entity"), are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Surviving Entity in good faith and (ii) the Surviving Entity expressly agrees to assume all obligations of HHTI hereunder.

The second and third sentences of Section 7.01(d) are hereby amended to delete the word "Surviving".

                  (u) Section 8.05(c) is hereby amended to substitute the word "HHTI" for the words "the General Partner" in line 8 thereof, to add the words "or HHTI" after the words "General Partner" in line 10 thereof, to add the word ",HHTI's" after the words "General Partner's" in line 11 thereof, and to add the words "and HHTI" after the words "the General Partner" in lines 20 and 22 thereof.

                  (v) Section 8.06(a) is hereby amended to substitute the word "HHTI" for the words "the General Partner" each time they appear.

                  (w) Section 8.06(b) is hereby amended to substitute the word "HHTI" for the words "the General Partner" each time they appear.

                  (x) Section 8.06(d) is hereby amended by substituting the word "HHTI" for the words "the General Partner" each time they appear.

                  (y) Section 8.06(f) is hereby amended by substituting the word "HHTI" for the words "the General Partner".

        2. Joinder of HHTI. HHTI joins in this Third Amendment to evidence its agreement to be bound by all covenants and obligations of HHTI set forth herein. Nothing herein shall be construed so as to make HHTI a partner in the Partnership, however.

        3. No Other Modifications. Except as expressly set forth herein, the Partnership agreement remains in full force and effect in accordance with the terms thereof and there are no other modifications thereto.

        4. Governing Law. This Third Amendment shall be governed by the internal laws of the State of Virginia (determined without reference to principles of conflicts of law).

        5. Counterparts. This Third Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this Third amendment as of the date and year first above written.


WITNESS:                       GENERAL PARTNER:

                               HUMPHREY HOSPITALITY REIT TRUST, a Maryland real estate investment trust


                               By: /s/ James I. Humphrey, Jr.
                                   ______________________________
                                      James I. Humphrey, Jr.
                                      President


                               LIMITED PARTNERS:

                                 /s/ James I. Humphrey, Jr.
                               ------------------------------------
                               James I. Humphrey, Jr.


                               HUMPHREY ASSOCIATES, INC., a Maryland corporation


                               By:  /s/ James I. Humphrey, Jr.
                                   ______________________________
                                          James I. Humphrey, Jr.
                                                 President


                               FARMVILLE LODGING ASSOCIATES, LLC, a Maryland limited liability company


                               By:  /s/ James I. Humphrey, Jr.
                                    ______________________________
                                       James I. Humphrey, Jr.
                                       Authorize Member



                               CONSENTED TO FOR THE PURPOSES SET FORTH IN
                               SECTION 2:

                               HUMPHREY HOSPTALITY TRUST, INC.


                               By:  /s/ James I. Humphrey
                                    ______________________________
                                              James I. Humphrey
                                                 President